SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 13, 2005

                     THE NEWKIRK MASTER LIMITED PARTNERSHIP
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-50268                                          11-3636084
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

      On July 13, 2005, the senior management of The Newkirk Master Limited Partnership (the "Partnership") concluded that the Partnership's consolidated balance sheets at December 31, 2004 and 2003 and the related consolidated statements of operations, partners' equity and cash flows (collectively, the "Reports") for each of the three years in the period ended December 31, 2004 should be restated for the following (in thousands):

      1) To adjust discontinued operations for $4,772 of income recognized in 2003 which should be recognized in 2004 as the amount represents a lease incentive which should have been recognized during the remaining term of the lease which ended in 2004.

      2) To reclassify $2,568, $2,568 and $2,578, respectively, from general and administrative expense to minority interest expense as the amount represents income allocated to a minority partner.

      3) To reclassify $30,274 and $43,375 at December 31, 2004 and 2003, respectively, for minority interests with debit balances to partners' equity, thereby decreasing partners' equity from $234,059 to $203,785 at December 31, 2004 and from $147,011 to $98,864 at December 31, 2003. The amounts relate to limited partners who have no contractual obligation to advance any money.

      In this regard, the financial statements contained in such Reports should not be relied upon. The Partnership has filed amendments to reflect the above restated financial information.

      The Partnership reached this conclusion after reviewing recent accounting literature and interpretations and discussions between authorized officers of the Partnership's general partner and the Partnership's independent auditors, Imowitz, Koenig and Co., LLP.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 29th day of July, 2005.

                                          THE NEWKIRK MASTER LIMITED PARTNERSHIP

                                          By: MLP GP LLC
                                              General Partner

                                              By: Newkirk MLP Corp.
                                                  Manager


                                                  By: /s/ Thomas Staples
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                                                      Thomas Staples
                                                      Chief Financial Officer